EXHIBIT 10.40

                          ASSIGNMENT OF DEPOSIT ACCOUNT

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PRINCIPAL     LOAN DATE    MATURITY   LOAN NO CALL/COLL ACCOUNT OFFICER INITIALS
$56,000.00    07-25-2008   08-05-2013            452               086
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  References in the boxes above are for Lender's use only and do not limit the applicability of this document to any particular loan or item. Any item above containing "- - - " has been omitted due to text length limitations.
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GRANTOR:  AMERICAN CONSUMERS, INC. DBA SHOP RITE  LENDER:  GATEWAY BANK & TRUST
          55 HANNAH WAY                                    MAIN
          ROSSVILLE, GA 30741                              5102 ALABAMA HWY
                                                           RINGGOLD, GA 30736
                                                           (706) 965-5500

================================================================================

THIS  ASSIGNMENT  OF DEPOSIT  ACCOUNT  dated July 25,  2008,is made and executed between  AMERICAN  CONSUMERS,  INC. DBA SHOP RITE ("Grantor") and GATEWAY BANK &
TRUST ("Lender").

ASSIGNMENT.  For valuable consideration,  Grantor assigns and grants to Lender a security interest in the Collateral,  including  without  limitation the deposit accounts  described  below,  to secure the  Indebtedness  and agrees that Lender shall have the rights stated in this Agreement  with respect to the  Collateral, in addition to all other rights which Lender may have by law.

COLLATERAL  DESCRIPTION.  The word  "Collateral"  means the following  described deposit account ("Account"):

     CD Account  Number  22032118  with  Lender with an  approximate  balance of
     $300,000.00

together with (A) all interest,  whether now accrued or hereafter accruing;  (B)
all additional deposits hereafter made to the Account;  (C) any and all proceeds from the Account;  and (D) all renewals,  replacements and substitutions for any of the foregoing.

CROSS-COLLATERALIZATION.  In addition to the Note,  this  Agreement  secures all obligations, debts and liabilities, plus interest thereon, of Grantor to Lender, or any one or more of them, as well as all claims by Lender  against  Grantor or any one or more of them,  whether now  existing or  hereafter  arising,  whether related or unrelated to the purpose of the Note, whether voluntary or otherwise, whether due or not due, direct or indirect, determined or undetermined, absolute or  contingent,  liquidated  or  unliquidated,  whether  Grantor  may be  liable individually  or jointly with others,  whether  obligated as guarantor,  surety, accommodation party or otherwise,  and whether recovery upon such amounts may be or hereafter  may become barred by any statute of  limitations,  and whether the obligation  to repay such  amounts  may be or  hereafter  may  become  otherwise unenforceable.

RIGHT OF SETOFF.  To the extent  permitted by applicable  law, Lender reserves a right of  setoff  in all  Grantor's  accounts  with  Lender  (whether  checking, savings,  or some other  account).  This  includes  all accounts  Grantor  holds jointly  with  someone  else and all  accounts  Grantor  may open in the future.
However,  this does not include any IRA or Keogh accounts, or any trust accounts for which setoff would be prohibited by law. Grantor  authorizes  Lender, to the extent  permitted by  applicable  law, to charge or setoff all sums owing on the
Indebtedness  against any and all such  accounts,  and, at Lender's  option,  to administratively  freeze all such  accounts to allow Lender to protect  Lender's charge and setoff rights provided in this paragraph.

GRANTOR'S  REPRESENTATIONS  AND WARRANTIES WITH RESPECT TO THE COLLATERAL.  With
respect to the Collateral, Grantor represents and promises to Lender that:

     Ownership.  Grantor is the lawful owner of the Collateral free and clear of all loans,  liens,  encumbrances,  and claims  except as  disclosed  to and accepted by Lender in writing.

     Right to Grant Security  Interest.  Grantor has the full right,  power, and authority  to enter into this  Agreement  and to assign the  Collateral  to
     Lender.

     No  Prior  Assignment.  Grantor  has  not  previously  granted  a  security interest  in  the  Collateral  to  any  other  creditor.

     No  Further  Transfer.  Grantor  shall  not  sell,  assign,  encumber,  or otherwise  dispose  of  any of Grantor's rights in the Collateral except as provided  in  this  Agreement.

     No Defaults.  There are no defaults  relating to the Collateral,  and there are no offsets or  counterclaims  to the same.  Grantor  will  strictly and promptly do  everything  required of Grantor  under the terms,  conditions, promises, and agreements contained in or relating to the Collateral.

     Proceeds. Any and all replacement or renewal certificates,  instruments, or other benefits or proceeds  related to the Collateral  that are received by
     Grantor shall be held by Grantor in trust for Lender and immediately  shall be delivered by Grantor to Lender to be held as part of the Collateral.

     Validity;  Binding  Effect.  This  Agreement  is binding  upon  Grantor and
     Grantor's  successors and assigns and is legally  enforceable in accordance with its terms.

     Financing  Statements.  Grantor  authorizes  Lender to file a UCC financing statement,  or alternatively,  a copy of this Agreement to perfect Lender's security interest. At Lender's request, Grantor additionally agrees to sign all other  documents that are necessary to perfect,  protect,  end continue
     Lender's  security  interest in the  Property.  Grantor will pay all filing fees,  title  transfer  fees,  and  other  fees and costs  involved  unless prohibited  by law or unless Lender is required by law to pay such fees and costs.  Grantor irrevocably  appoints Lender to execute documents necessary to  transfer  title if there is a  default.  Lender may file a copy of this
     Agreement as a financing  statement.  If Grantor changes  Grantor's name or address,  or the name or address of any person granting a security interest under this Agreement  changes,  Grantor will promptly  notify the Lender of such change.

LENDER'S  RIGHTS AND  OBLIGATIONS  WITH  RESPECT TO THE  COLLATERAL.  While this
Agreement  is in effect,  Lender may  retain  the  rights to  possession  of the
Collateral,  together  with  any and all  evidence  of the  Collateral,  such as certificates  or passbooks.  This Agreement will remain in effect until(a) there no longer is any Indebtedness owing to Lender; (b) all other obligations secured by this  Agreement  have  been  fulfilled;  and (c)  Grantor,  in  writing,  has requested from Lender a release of this Agreement.

LENDER'S  EXPENDITURES.  If any action or  proceeding  is  commenced  that would materially  affect  Lender's  interest in the  Collateral or if Grantor fails to comply with any provision of this Agreement or any Related Documents,  including but not limited to  Grantor's  failure to  discharge or pay when due any amounts
Grantor is  required to  discharge  or pay under this  Agreement  or any Related
Documents,  Lender on Grantor's  behalf may (but shall not be obligated to) take any  action  that  Lender  deems  appropriate,  including  but  not  limited  to discharging or paying all taxes,  liens,  security  interests,  encumbrances and other  claims,  at any time  levied or placed on the  Collateral  and paying all costs  for  insuring,  maintaining  and  preserving  the  Collateral.  All  such expenditures  incurred  or paid by  Lender  for such  purposes  will  then  bear interest at the rate  charged  under the Note from the date  incurred or paid by
Lender to the date of repayment by Grantor. All such expenses will become a part of the Indebtedness and, at Lender's option,  will (A) be payable on demand; (B)
be added to the balance of the Note and be apportioned among and be payable with any  installment  payments  to  become  due  during  either  (1) the term of any applicable  insurance  policy;  or (2) the remaining term of the Note; or (C) be treated  as a  balloon  payment  which  will be due and  payable  at the  Note's maturity.  The Agreement also will secure  payment of these amounts.  Such right shall be in addition  to all other  rights and  remedies to which  Lender may be entitled upon Default.

LIMITATIONS ON OBLIGATIONS OF LENDER.  Lender shall use ordinary reasonable care in the physical  preservation and custody of any certificate or passbook for the
Collateral  but shall have no other  obligation to protect the Collateral or its
value.   In   particular,   but  without   limitation,   Lender  shall  have  no
responsibility  (A)  for the  collection  or  protection  of any  income  on the
Collateral; (B) for the preservation of rights against issuers of the Collateral or against third persons;  (C) for  ascertaining  any  maturities,  conversions, exchanges,  offers, tenders, or similar matters relating to the Collateral;  nor
(D) for informing the Grantor about any of the above,  whether or not Lender has or is deemed to have knowledge of such matters.

DEFAULT.  Each of the following shall  constitute an Event of Default under this
Agreement:

     Payment  Default.  Grantor  fails  to  make  any payment when due under the
     Indebtedness.

     Other  Defaults.  Grantor  fails  to  comply  with  or to perform any other term,  obligation,  covenant  or  condition  contained in this Agreement or in any of the Related  Documents or to comply with or to perform any term, obligation,  covenant or condition contained in any other agreement between
     Lender and Grantor.

     Default in Favor of Third Parties.  Any guarantor or Grantor defaults under any loan,  extension  of  credit,  security  agreement,  purchase  or sales agreement, or any other agreement, in favor of any other creditor or person that may  materially  affect any of  guarantor's  or Grantor's  property or ability to perform their respective obligations under this Agreement or any of the Related Documents.

     False  Statements.  Any  warranty,  representation  or  statement  made  or furnished to Lender by Grantor or on Grantor's  behalf under this Agreement or the Related  Documents is false or misleading  in any material  respect, either now or at the time made or furnished or becomes

                          ASSIGNMENT OF DEPOSIT ACCOUNT

                                  (Continued)                             Page 2

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     false or misleading at  any  time  thereafter.

     Defective Collateralization. This Agreement or any of the Related Documents
     ceases to be in full force and effect (including  failure of any collateral document to create a valid and perfected  security interest or lien) at any time and for any reason.

     Insolvency.  The  dissolution or  termination  of Grantor's  existence as a going  business,  the insolvency of Grantor,  the appointment of a receiver for any part of  Grantor's  property,  any  assignment  for the  benefit of creditors,  any  type  of  creditor  workout,  or the  commencement  of any proceeding under any bankruptcy or insolvency laws by or against Grantor.

     Creditor  or  Forfeiture   Proceedings.   Commencement  of  foreclosure  or
     forfeiture   proceedings,   whether  by  judicial  proceeding,   self-help,
     repossession  or any other  method,  by any  creditor  of Grantor or by any governmental agency against any collateral securing the Indebtedness.  This includes a  garnishment  of any of Grantor's  accounts,  including  deposit accounts,  with Lender.  However,  this Event of Default shall not apply if
     there  is  a  good  faith   dispute  by  Grantor  as  to  the  validity  or
     reasonableness  of  the  claim  which  is the  basis  of  the  creditor  or forfeiture  proceeding  and if Grantor gives Lender  written  notice of the creditor or  forfeiture  proceeding  and deposits  with Lender  monies or a surety  bond  for the  creditor  or  forfeiture  proceeding,  in an  amount determined by Lender, in its sole discretion,  as being an adequate reserve or bond for the dispute.

     Events Affecting Guarantor. Any of the preceding events occurs with respect to any Guarantor of any of the  Indebtedness  or Guarantor  dies or becomes incompetent or revokes or disputes the validity of, or liability under, any
     Guaranty of the Indebtedness.

     Adverse  Change.  A material  adverse change occurs in Grantor's  financial condition, or Lender believes the prospect of payment or performance of the
     Indebtedness is impaired.

     Insecurity. Lender in good faith believes itself insecure.

RIGHTS AND REMEDIES ON DEFAULT.  Upon the occurrence of an Event of Default,  or at any time  thereafter,  Lender may exercise  any one or more of the  following rights and remedies, in addition to any rights or remedies that may be available at law, in equity, or otherwise:

     Accelerate Indebtedness.  Lender may declare all Indebtedness of Grantor to
     Lender immediately due and payable, without notice of any kind to Grantor.

     Application of Account Proceeds.  Lender may take directly all funds in the
     Account and apply them to the Indebtedness. If the Account is subject to an early withdrawal  penalty,  that penalty shall be deducted from the Account before its  application  to the  Indebtedness,  whether the Account is with
     Lender  or  some  other  institution.  Any  excess  funds  remaining  after application  of the Account  proceeds to the  Indebtedness  will be paid to
     Grantor as the  interests  of Grantor may appear.  Grantor  agrees,  to the extent  permitted by law, to pay any  deficiency  after  application of the proceeds of the Account to the Indebtedness. Lender also shall have all the rights of a secured party under the Georgia Uniform  Commercial  Code, even if the Account is not otherwise  subject to such Code  concerning  security interests,  and the parties to this Agreement  agree that the provisions of the Code giving  rights to a secured party shall  nonetheless  be a part of this Agreement.

     Transfer  Title.  Lender may effect  transfer  of title upon sale of all or part of the  Collateral.  For this purpose,  Grantor  irrevocably  appoints
     Lender as Grantor's  attorney-in-fact to execute endorsements,  assignments and  instruments in the name of Grantor and each of them (if more than one)
     as shall be necessary or reasonable.

     Other Rights and Remedies. Lender shall have and may exercise any or all of the rights and remedies of a secured  creditor  under the provisions of the
     Georgia Uniform Commercial Code, at law, in equity, or otherwise.

     Deficiency  Judgment.  If permitted by applicable  law, Lender may obtain a judgment for any  deficiency  remaining in the  Indebtedness  due to Lender after  application of all amounts  received from the exercise of the rights provided in this section.

     Election of Remedies. Except as may be prohibited by applicable law, all of
     Lender's rights and remedies, whether evidenced by this Agreement or by any other  writing,  shall be  cumulative  and may be exercised  singularly  or concurrently.  Election  by Lender to pursue any remedy  shall not  exclude pursuit of any other  remedy,  and an election to make  expenditures  or to take action to perform an obligation of Grantor under this Agreement, after
     Grantor's failure to perform,  shall not affect Lender's right to declare a default and exercise its remedies.

     Cumulative Remedies. All of Lender's rights and remedies, whether evidenced by this Agreement or by any other  writing,  shall be cumulative and may be exercised  singularly  or  concurrently.  Election  by Lender to pursue any remedy shall not exclude  pursuit of any other  remedy,  and an election to make  expenditures  or to take action to perform an  obligation  of Grantor under this Agreement,  after Grantor's failure to perform, shall not affect
     Lender's right to declare a default and to exercise its remedies.

MISCELLANEOUS  PROVISIONS.  The following miscellaneous provisions are a part of this  Agreement:

     Amendments.   This   Agreement,   together  with  any  Related   Documents,
     constitutes the entire understanding and agreement of the parties as to the matters set forth in this Agreement.  No alteration of or amendment to this
     Agreement  shall be  effective  unless  given in writing  and signed by the party or  parties  sought  to be  charged  or bound  by the  alteration  or amendment.

     Attorneys'  Fees;  Expenses.  Grantor  agrees  to pay  upon  demand  all of
     Lender's  costs  and  expenses,  including  Lender's  attorneys'  fees  and
     Lender's legal  expenses,  incurred in connection  with the  enforcement of this  Agreement.  Lender may hire or pay someone  else to help enforce this
     Agreement,   and  Grantor   shall  pay  the  costs  and  expenses  of  such
     enforcement.  Costs and expenses include Lender's attorneys' fees and legal expenses whether or not there is a lawsuit,  including  attorneys' fees and legal expenses for bankruptcy  proceedings  (including efforts to modify or vacate any automatic  stay or  injunction),  appeals,  and any  anticipated post-judgment  collection services.  Grantor also shall pay all court costs and such additional fees as may be directed by the court.

     Caption  Headings.  Caption  headings in this Agreement are for convenience purposes only and are not to be used to interpret or define the  provisions of this Agreement.

     Governing Law. This Agreement will be governed by federal law applicable to
     Lender and, to the extent not  preempted  by federal  law,  the laws of the
     State of Georgia  without regard to its conflicts of law  provisions.  This
     Agreement has been accepted by Lender in the State of Georgia.

     No Waiver by Lender.  Lender  shall not be deemed to have waived any rights under this  Agreement  unless such waiver is given in writing and signed by
     Lender.  No delay or omission on the part of Lender in exercising any right shall  operate  as a waiver of such right or any other  right.  A waiver by
     Lender of a provision of this Agreement shall not prejudice or constitute a waiver of Lender's right  otherwise to demand strict  compliance  with that provision  or any other  provision  of this  Agreement.  No prior waiver by
     Lender,  nor any  course of  dealing  between  Lender  and  Grantor,  shall constitute  a  waiver  of any of  Lender's  rights  or of any of  Grantor's obligations as to any future  transactions.  Whenever the consent of Lender is required under this Agreement, the granting of such consent by Lender in
     any  instance  shall  not  constitute   continuing  consent  to  subsequent
     instances  where such consent is required and in all cases such consent may be granted or withheld in the sole discretion of Lender.

     Notices.  Any notice  required  to be given under this  Agreement  shall be given in writing,  and shall be effective  when  actually  delivered,  when actually received by telefacsimile (unless otherwise required by law), when deposited with a nationally  recognized  overnight courier,  or, if mailed, when  deposited  in the United  States mail,  as first class,  certified or registered mail postage  prepaid,  directed to the addresses shown near the beginning of this  Agreement.  Any party may change its address for notices under this  Agreement by giving formal written notice to the other parties, specifying that the purpose of the notice is to change the party's address.
     For notice purposes, Grantor agrees to keep Lender informed at all times of
     Grantor's current address. Unless otherwise provided or required by law, if there is more than one  Grantor,  any notice given by Lender to any Grantor is deemed to be notice given to all Grantors.

     Power of Attorney.  Grantor hereby  appoints  Lender as its true and lawful attorney-in-fact,  irrevocably,  with full power of  substitution to do the following:  (1) to demand, collect,  receive,  receipt for, sue and recover all sums of money or other property which may now or hereafter  become due, owing or payable from the Collateral;  (2) to execute, sign and endorse any and all claims, instruments, receipts, checks, drafts or warrants issued in payment for the Collateral;  (3) to settle or compromise any and all claims arising  under the  Collateral,  and in the  place and stead of  Grantor,to execute and deliver its release and  settlement  for the claim;  and (4) to file any claim or claims or to take any action or institute or take part in any  proceedings,  either  in its own  name or in the name of  Grantor,  or otherwise,  which in the  discretion  of Lender may seem to be necessary or advisable.  This power is given as security for the  Indebtedness,  and the authority  hereby conferred is and shall be irrevocable and shall remain in full force and effect until renounced by Lender.

     Severability.  If a court of competent  jurisdiction finds any provision of this  Agreement  to  be  illegal,  invalid,  or  unenforceable  as  to  any circumstance,  that finding shall not make the offending provision illegal, invalid,  or unenforceable as to any other circumstance.  If feasible,  the offending  provision shall be considered modified so that it becomes legal, valid and enforceable. If the offending provision cannot be so modified, it shall be considered deleted from this Agreement.  Unless otherwise required by law, the illegality, invalidity, or unenforceability of any provision of this Agreement shall not affect the legality, validity or enforceability of any other provision of this Agreement.

     Successors and Assigns. Subject to any limitations stated in this Agreement on transfer of Grantor's interest, this Agreement shall be

                          ASSIGNMENT OF DEPOSIT ACCOUNT
                                  (Continued)                             Page 3

================================================================================

     binding upon and inure to the benefit of the parties,  their successors and assigns.  If ownership of the  Collateral  becomes vested in a person other than Grantor,  Lender,  without notice to Grantor,  may deal with Grantor's successors with reference to this Agreement and the  Indebtedness by way of forbearance or extension  without releasing Grantor from the obligations of this Agreement or liability under the Indebtedness.

     Survival  of   Representations   and   Warranties.   All   representations,
     warranties,  and agreements made by Grantor in this Agreement shall survive the  execution  and  delivery of this  Agreement,  shall be  continuing  in nature,  and shall  remain  in full  force and  effect  until  such time as
     Grantor's Indebtedness shall be paid in full.

     Time is of the Essence.  Time is of the essence in the  performance of this
     Agreement.

DEFINITIONS.  The following capitalized words and terms shall have the following meanings  when  used  in  this  Agreement.  Unless  specifically  stated  to the contrary, all references to dollar amounts shall mean amounts in lawful money of the United States of America. Words and terms used in the singular shall include the  plural,  and the plural  shall  include  the  singular,  as the context may require.  Words and terms not otherwise defined in this Agreement shall have the meanings attributed to such terms in the Uniform Commercial Code:

     Account.  The word "Account"  means the deposit  accounts  described in the
     "Collateral Description" section.

     Agreement.  The word "Agreement"  means this Assignment of Deposit Account, as this  Assignment of Deposit Account may be amended or modified from time to  time,  together  with  all  exhibits  and  schedules  attached  to this
     Assignment of Deposit Account from time to time.

     Borrower. The word "Borrower" means AMERICAN CONSUMERS,  INC. DBA SHOP RITE and includes all  co-signers  and co-makers  signing the Note and all their successors and assigns.

     Collateral.  The word "Collateral"  means all of Grantor's right, title and interest  in and to all  the  Collateral  as  described  in the  Collateral
     Description section of this Agreement.

     Default.  The word "Default"  means the Default set forth in this Agreement in the section titled "Default".

     Event of Default.  The words  "Event of Default"  mean any of the events of default  set  forth  in  this  Agreement  in the  default  section  of this
     Agreement.

     Grantor. The word "Grantor" means AMERICAN CONSUMERS, INC. DBA SHOP RITE.

     Guarantor.   The  word  "Guarantor"   means  any  guarantor,   surety,   or
     accommodation party of any or all of the Indebtedness.

     Guaranty.  The word "Guaranty" means the guaranty from Guarantor to Lender, including without limitation a guaranty of all or part of the Note.

     Indebtedness.  The word "Indebtedness" means the indebtedness  evidenced by the  Note or  Related  Documents,  including  all  principal  and  interest together  with all other  indebtedness  and costs  and  expenses  for which
     Grantor is  responsible  under this  Agreement  or under any of the Related
     Documents.  Specifically,  without  limitation,  Indebtedness  includes all amounts  that  may be  indirectly  secured  by the  Cross-Collateralization provision of this Agreement.

     Lender.  The word "Lender"  means GATEWAY BANK & TRUST,  its successors and assigns.

     Note. The word "Note" means the Note executed by AMERICAN  CONSUMERS,  INC.
     DBA SHOP RITE in the principal  amount of  $56,000.00  dated July 25, 2008,
     together  with  all  renewals  of,   extensions   of,   modifications   of,
     refinancings  of,  consolidations  of,  and  substitutions  for the note or credit agreement.

     Property.  The word  "Property"  means all of  Grantor's  right,  title and interest  in  and to all  the  Property  as  described  in the  "Collateral
     Description" section of this Agreement.

     Related Documents. The words "Related Documents" mean all promissory notes, credit agreements, loan agreements,  environmental agreements,  guaranties, security agreements,  mortgages, deeds of trust, security deeds, collateral mortgages, and all other instruments, agreements and documents, whether now or hereafter existing, executed in connection with the Indebtedness.

GRANTOR HAS READ AND UNDERSTOOD ALL THE PROVISIONS OF THIS ASSIGNMENT OF DEPOSIT
ACCOUNT  AND  AGREES  TO  ITS  TERMS.  THIS  AGREEMENT  IS DATED  JULY 25,2008.

THIS AGREEMENT IS GIVEN UNDER SEAL AND IT IS INTENDED THAT THIS AGREEMENT IS AND
SHALL CONSTITUTE AND HAVE THE EFFECT OF A SEALED INSTRUMENT ACCORDING TO LAW.

GRANTOR:

AMERICAN CONSUMERS, INC. DBA SHOP RITE

By: /s/ Michael A. Richardson             (Seal)  By: /s/ Paul R. Cook                        (Seal)
    --------------------------------------            ----------------------------------------
    MICHAEL A. RICHARDSON, President of               PAUL R. COOK, Chief Financial Officer of
    AMERICAN CONSUMERS, INC. DBA SHOP RITE            AMERICAN CONSUMERS, INC. DBA
                                                      SHOP RITE

                          ASSIGNMENT OF DEPOSIT ACCOUNT

--------------------------------------------------------------------------------
PRINCIPAL     LOAN DATE    MATURITY   LOAN NO CALL/COLL ACCOUNT OFFICER INITIALS
$56,000.00    07-25-2008   08-05-2013            452               086
--------------------------------------------------------------------------------
  References in the boxes above are for Lender's use only and do not limit the applicability of this document to any particular loan or item. Any item above containing "- - - " has been omitted due to text length limitations.
--------------------------------------------------------------------------------

GRANTOR:  AMERICAN CONSUMERS, INC. DBA SHOP RITE  LENDER:  GATEWAY BANK & TRUST
          55 HANNAH WAY                                    MAIN
          ROSSVILLE, GA 30741                              5102 ALABAMA HWY
                                                           RINGGOLD, GA 30736
                                                           (706) 965-5500

================================================================================

THIS  ASSIGNMENT  OF DEPOSIT  ACCOUNT  dated July 25,  2008,is made and executed between  AMERICAN  CONSUMERS,  INC. DBA SHOP RITE ("Grantor") and GATEWAY BANK &
TRUST ("Lender").

ASSIGNMENT.  For valuable consideration,  Grantor assigns and grants to Lender a security interest in the Collateral,  including  without  limitation the deposit accounts  described  below,  to secure the  Indebtedness  and agrees that Lender shall have the rights stated in this Agreement  with respect to the  Collateral, in addition to all other rights which Lender may have by law.

COLLATERAL  DESCRIPTION.  The word  "Collateral"  means the following  described deposit account ("Account"):

     CD Account  Number  22032118  with  Lender with an  approximate  balance of
     $300,000.00

together with (A) all interest,  whether now accrued or hereafter accruing;  (B)
all additional deposits hereafter made to the Account;  (C) any and all proceeds from the Account;  and (D) all renewals,  replacements and substitutions for any of the foregoing.

CROSS-COLLATERALIZATION.  In addition to the Note,  this  Agreement  secures all obligations, debts and liabilities, plus interest thereon, of Grantor to Lender, or any one or more of them, as well as all claims by Lender  against  Grantor or any one or more of them,  whether now  existing or  hereafter  arising,  whether related or unrelated to the purpose of the Note, whether voluntary or otherwise, whether due or not due, direct or indirect, determined or undetermined, absolute or  contingent,  liquidated  or  unliquidated,  whether  Grantor  may be  liable individually  or jointly with others,  whether  obligated as guarantor,  surety, accommodation party or otherwise,  and whether recovery upon such amounts may be or hereafter  may become barred by any statute of  limitations,  and whether the obligation  to repay such  amounts  may be or  hereafter  may  become  otherwise unenforceable.

RIGHT OF SETOFF.  To the extent  permitted by applicable  law, Lender reserves a right of  setoff  in all  Grantor's  accounts  with  Lender  (whether  checking, savings,  or some other  account).  This  includes  all accounts  Grantor  holds jointly  with  someone  else and all  accounts  Grantor  may open in the future.
However,  this does not include any IRA or Keogh accounts, or any trust accounts for which setoff would be prohibited by law. Grantor  authorizes  Lender, to the extent  permitted by  applicable  law, to charge or setoff all sums owing on the
Indebtedness  against any and all such  accounts,  and, at Lender's  option,  to administratively  freeze all such  accounts to allow Lender to protect  Lender's charge and setoff rights provided in this paragraph.

GRANTOR'S  REPRESENTATIONS  AND WARRANTIES WITH RESPECT TO THE COLLATERAL.  With
respect to the Collateral, Grantor represents and promises to Lender that:

     Ownership.  Grantor is the lawful owner of the Collateral free and clear of all loans,  liens,  encumbrances,  and claims  except as  disclosed  to and accepted by Lender in writing.

     Right to Grant Security  Interest.  Grantor has the full right,  power, and authority  to enter into this  Agreement  and to assign the  Collateral  to
     Lender.

     No  Prior  Assignment.  Grantor  has  not  previously  granted  a  security interest  in  the  Collateral  to  any  other  creditor.

     No  Further  Transfer.  Grantor  shall  not  sell,  assign,  encumber,  or otherwise  dispose  of  any of Grantor's rights in the Collateral except as provided  in  this  Agreement.

     No Defaults.  There are no defaults  relating to the Collateral,  and there are no offsets or  counterclaims  to the same.  Grantor  will  strictly and promptly do  everything  required of Grantor  under the terms,  conditions, promises, and agreements contained in or relating to the Collateral.

     Proceeds. Any and all replacement or renewal certificates,  instruments, or other benefits or proceeds  related to the Collateral  that are received by
     Grantor shall be held by Grantor in trust for Lender and immediately  shall be delivered by Grantor to Lender to be held as part of the Collateral.

     Validity;  Binding  Effect.  This  Agreement  is binding  upon  Grantor and
     Grantor's  successors and assigns and is legally  enforceable in accordance with its terms.

     Financing  Statements.  Grantor  authorizes  Lender to file a UCC financing statement,  or alternatively,  a copy of this Agreement to perfect Lender's security interest. At Lender's request, Grantor additionally agrees to sign all other  documents that are necessary to perfect,  protect,  end continue
     Lender's  security  interest in the  Property.  Grantor will pay all filing fees,  title  transfer  fees,  and  other  fees and costs  involved  unless prohibited  by law or unless Lender is required by law to pay such fees and costs.  Grantor irrevocably  appoints Lender to execute documents necessary to  transfer  title if there is a  default.  Lender may file a copy of this
     Agreement as a financing  statement.  If Grantor changes  Grantor's name or address,  or the name or address of any person granting a security interest under this Agreement  changes,  Grantor will promptly  notify the Lender of such change.

LENDER'S  RIGHTS AND  OBLIGATIONS  WITH  RESPECT TO THE  COLLATERAL.  While this
Agreement  is in effect,  Lender may  retain  the  rights to  possession  of the
Collateral,  together  with  any and all  evidence  of the  Collateral,  such as certificates  or passbooks.  This Agreement will remain in effect until(a) there no longer is any Indebtedness owing to Lender; (b) all other obligations secured by this  Agreement  have  been  fulfilled;  and (c)  Grantor,  in  writing,  has requested from Lender a release of this Agreement.

LENDER'S  EXPENDITURES.  If any action or  proceeding  is  commenced  that would materially  affect  Lender's  interest in the  Collateral or if Grantor fails to comply with any provision of this Agreement or any Related Documents,  including but not limited to  Grantor's  failure to  discharge or pay when due any amounts
Grantor is  required to  discharge  or pay under this  Agreement  or any Related
Documents,  Lender on Grantor's  behalf may (but shall not be obligated to) take any  action  that  Lender  deems  appropriate,  including  but  not  limited  to discharging or paying all taxes,  liens,  security  interests,  encumbrances and other  claims,  at any time  levied or placed on the  Collateral  and paying all costs  for  insuring,  maintaining  and  preserving  the  Collateral.  All  such expenditures  incurred  or paid by  Lender  for such  purposes  will  then  bear interest at the rate  charged  under the Note from the date  incurred or paid by
Lender to the date of repayment by Grantor. All such expenses will become a part of the Indebtedness and, at Lender's option,  will (A) be payable on demand; (B)
be added to the balance of the Note and be apportioned among and be payable with any  installment  payments  to  become  due  during  either  (1) the term of any applicable  insurance  policy;  or (2) the remaining term of the Note; or (C) be treated  as a  balloon  payment  which  will be due and  payable  at the  Note's maturity.  The Agreement also will secure  payment of these amounts.  Such right shall be in addition  to all other  rights and  remedies to which  Lender may be entitled upon Default.

LIMITATIONS ON OBLIGATIONS OF LENDER.  Lender shall use ordinary reasonable care in the physical  preservation and custody of any certificate or passbook for the
Collateral  but shall have no other  obligation to protect the Collateral or its
value.   In   particular,   but  without   limitation,   Lender  shall  have  no
responsibility  (A)  for the  collection  or  protection  of any  income  on the
Collateral; (B) for the preservation of rights against issuers of the Collateral or against third persons;  (C) for  ascertaining  any  maturities,  conversions, exchanges,  offers, tenders, or similar matters relating to the Collateral;  nor
(D) for informing the Grantor about any of the above,  whether or not Lender has or is deemed to have knowledge of such matters.

DEFAULT.  Each of the following shall  constitute an Event of Default under this
Agreement:

     Payment  Default.  Grantor  fails  to  make  any payment when due under the
     Indebtedness.

     Other  Defaults.  Grantor  fails  to  comply  with  or to perform any other term,  obligation,  covenant  or  condition  contained in this Agreement or in any of the Related  Documents or to comply with or to perform any term, obligation,  covenant or condition contained in any other agreement between
     Lender and Grantor.

     Default in Favor of Third Parties.  Any guarantor or Grantor defaults under any loan,  extension  of  credit,  security  agreement,  purchase  or sales agreement, or any other agreement, in favor of any other creditor or person that may  materially  affect any of  guarantor's  or Grantor's  property or ability to perform their respective obligations under this Agreement or any of the Related Documents.

     False  Statements.  Any  warranty,  representation  or  statement  made  or furnished to Lender by Grantor or on Grantor's  behalf under this Agreement or the Related  Documents is false or misleading  in any material  respect, either now or at the time made or furnished or becomes

                          ASSIGNMENT OF DEPOSIT ACCOUNT

                                  (Continued)                             Page 2

================================================================================

     false or misleading at  any  time  thereafter.

     Defective Collateralization. This Agreement or any of the Related Documents
     ceases to be in full force and effect (including  failure of any collateral document to create a valid and perfected  security interest or lien) at any time and for any reason.

     Insolvency.  The  dissolution or  termination  of Grantor's  existence as a going  business,  the insolvency of Grantor,  the appointment of a receiver for any part of  Grantor's  property,  any  assignment  for the  benefit of creditors,  any  type  of  creditor  workout,  or the  commencement  of any proceeding under any bankruptcy or insolvency laws by or against Grantor.

     Creditor  or  Forfeiture   Proceedings.   Commencement  of  foreclosure  or
     forfeiture   proceedings,   whether  by  judicial  proceeding,   self-help,
     repossession  or any other  method,  by any  creditor  of Grantor or by any governmental agency against any collateral securing the Indebtedness.  This includes a  garnishment  of any of Grantor's  accounts,  including  deposit accounts,  with Lender.  However,  this Event of Default shall not apply if
     there  is  a  good  faith   dispute  by  Grantor  as  to  the  validity  or
     reasonableness  of  the  claim  which  is the  basis  of  the  creditor  or forfeiture  proceeding  and if Grantor gives Lender  written  notice of the creditor or  forfeiture  proceeding  and deposits  with Lender  monies or a surety  bond  for the  creditor  or  forfeiture  proceeding,  in an  amount determined by Lender, in its sole discretion,  as being an adequate reserve or bond for the dispute.

     Events Affecting Guarantor. Any of the preceding events occurs with respect to any Guarantor of any of the  Indebtedness  or Guarantor  dies or becomes incompetent or revokes or disputes the validity of, or liability under, any
     Guaranty of the Indebtedness.

     Adverse  Change.  A material  adverse change occurs in Grantor's  financial condition, or Lender believes the prospect of payment or performance of the
     Indebtedness is impaired.

     Insecurity. Lender in good faith believes itself insecure.

RIGHTS AND REMEDIES ON DEFAULT.  Upon the occurrence of an Event of Default,  or at any time  thereafter,  Lender may exercise  any one or more of the  following rights and remedies, in addition to any rights or remedies that may be available at law, in equity, or otherwise:

     Accelerate Indebtedness.  Lender may declare all Indebtedness of Grantor to
     Lender immediately due and payable, without notice of any kind to Grantor.

     Application of Account Proceeds.  Lender may take directly all funds in the
     Account and apply them to the Indebtedness. If the Account is subject to an early withdrawal  penalty,  that penalty shall be deducted from the Account before its  application  to the  Indebtedness,  whether the Account is with
     Lender  or  some  other  institution.  Any  excess  funds  remaining  after application  of the Account  proceeds to the  Indebtedness  will be paid to
     Grantor as the  interests  of Grantor may appear.  Grantor  agrees,  to the extent  permitted by law, to pay any  deficiency  after  application of the proceeds of the Account to the Indebtedness. Lender also shall have all the rights of a secured party under the Georgia Uniform  Commercial  Code, even if the Account is not otherwise  subject to such Code  concerning  security interests,  and the parties to this Agreement  agree that the provisions of the Code giving  rights to a secured party shall  nonetheless  be a part of this Agreement.

     Transfer  Title.  Lender may effect  transfer  of title upon sale of all or part of the  Collateral.  For this purpose,  Grantor  irrevocably  appoints
     Lender as Grantor's  attorney-in-fact to execute endorsements,  assignments and  instruments in the name of Grantor and each of them (if more than one)
     as shall be necessary or reasonable.

     Other Rights and Remedies. Lender shall have and may exercise any or all of the rights and remedies of a secured  creditor  under the provisions of the
     Georgia Uniform Commercial Code, at law, in equity, or otherwise.

     Deficiency  Judgment.  If permitted by applicable  law, Lender may obtain a judgment for any  deficiency  remaining in the  Indebtedness  due to Lender after  application of all amounts  received from the exercise of the rights provided in this section.

     Election of Remedies. Except as may be prohibited by applicable law, all of
     Lender's rights and remedies, whether evidenced by this Agreement or by any other  writing,  shall be  cumulative  and may be exercised  singularly  or concurrently.  Election  by Lender to pursue any remedy  shall not  exclude pursuit of any other  remedy,  and an election to make  expenditures  or to take action to perform an obligation of Grantor under this Agreement, after
     Grantor's failure to perform,  shall not affect Lender's right to declare a default and exercise its remedies.

     Cumulative Remedies. All of Lender's rights and remedies, whether evidenced by this Agreement or by any other  writing,  shall be cumulative and may be exercised  singularly  or  concurrently.  Election  by Lender to pursue any remedy shall not exclude  pursuit of any other  remedy,  and an election to make  expenditures  or to take action to perform an  obligation  of Grantor under this Agreement,  after Grantor's failure to perform, shall not affect
     Lender's right to declare a default and to exercise its remedies.

MISCELLANEOUS  PROVISIONS.  The following miscellaneous provisions are a part of this  Agreement:

     Amendments.   This   Agreement,   together  with  any  Related   Documents,
     constitutes the entire understanding and agreement of the parties as to the matters set forth in this Agreement.  No alteration of or amendment to this
     Agreement  shall be  effective  unless  given in writing  and signed by the party or  parties  sought  to be  charged  or bound  by the  alteration  or amendment.

     Attorneys'  Fees;  Expenses.  Grantor  agrees  to pay  upon  demand  all of
     Lender's  costs  and  expenses,  including  Lender's  attorneys'  fees  and
     Lender's legal  expenses,  incurred in connection  with the  enforcement of this  Agreement.  Lender may hire or pay someone  else to help enforce this
     Agreement,   and  Grantor   shall  pay  the  costs  and  expenses  of  such
     enforcement.  Costs and expenses include Lender's attorneys' fees and legal expenses whether or not there is a lawsuit,  including  attorneys' fees and legal expenses for bankruptcy  proceedings  (including efforts to modify or vacate any automatic  stay or  injunction),  appeals,  and any  anticipated post-judgment  collection services.  Grantor also shall pay all court costs and such additional fees as may be directed by the court.

     Caption  Headings.  Caption  headings in this Agreement are for convenience purposes only and are not to be used to interpret or define the  provisions of this Agreement.

     Governing Law. This Agreement will be governed by federal law applicable to
     Lender and, to the extent not  preempted  by federal  law,  the laws of the
     State of Georgia  without regard to its conflicts of law  provisions.  This
     Agreement has been accepted by Lender in the State of Georgia.

     No Waiver by Lender.  Lender  shall not be deemed to have waived any rights under this  Agreement  unless such waiver is given in writing and signed by
     Lender.  No delay or omission on the part of Lender in exercising any right shall  operate  as a waiver of such right or any other  right.  A waiver by
     Lender of a provision of this Agreement shall not prejudice or constitute a waiver of Lender's right  otherwise to demand strict  compliance  with that provision  or any other  provision  of this  Agreement.  No prior waiver by
     Lender,  nor any  course of  dealing  between  Lender  and  Grantor,  shall constitute  a  waiver  of any of  Lender's  rights  or of any of  Grantor's obligations as to any future  transactions.  Whenever the consent of Lender is required under this Agreement, the granting of such consent by Lender in
     any  instance  shall  not  constitute   continuing  consent  to  subsequent
     instances  where such consent is required and in all cases such consent may be granted or withheld in the sole discretion of Lender.

     Notices.  Any notice  required  to be given under this  Agreement  shall be given in writing,  and shall be effective  when  actually  delivered,  when actually received by telefacsimile (unless otherwise required by law), when deposited with a nationally  recognized  overnight courier,  or, if mailed, when  deposited  in the United  States mail,  as first class,  certified or registered mail postage  prepaid,  directed to the addresses shown near the beginning of this  Agreement.  Any party may change its address for notices under this  Agreement by giving formal written notice to the other parties, specifying that the purpose of the notice is to change the party's address.
     For notice purposes, Grantor agrees to keep Lender informed at all times of
     Grantor's current address. Unless otherwise provided or required by law, if there is more than one  Grantor,  any notice given by Lender to any Grantor is deemed to be notice given to all Grantors.

     Power of Attorney.  Grantor hereby  appoints  Lender as its true and lawful attorney-in-fact,  irrevocably,  with full power of  substitution to do the following:  (1) to demand, collect,  receive,  receipt for, sue and recover all sums of money or other property which may now or hereafter  become due, owing or payable from the Collateral;  (2) to execute, sign and endorse any and all claims, instruments, receipts, checks, drafts or warrants issued in payment for the Collateral;  (3) to settle or compromise any and all claims arising  under the  Collateral,  and in the  place and stead of  Grantor,to execute and deliver its release and  settlement  for the claim;  and (4) to file any claim or claims or to take any action or institute or take part in any  proceedings,  either  in its own  name or in the name of  Grantor,  or otherwise,  which in the  discretion  of Lender may seem to be necessary or advisable.  This power is given as security for the  Indebtedness,  and the authority  hereby conferred is and shall be irrevocable and shall remain in full force and effect until renounced by Lender.

     Severability.  If a court of competent  jurisdiction finds any provision of this  Agreement  to  be  illegal,  invalid,  or  unenforceable  as  to  any circumstance,  that finding shall not make the offending provision illegal, invalid,  or unenforceable as to any other circumstance.  If feasible,  the offending  provision shall be considered modified so that it becomes legal, valid and enforceable. If the offending provision cannot be so modified, it shall be considered deleted from this Agreement.  Unless otherwise required by law, the illegality, invalidity, or unenforceability of any provision of this Agreement shall not affect the legality, validity or enforceability of any other provision of this Agreement.

     Successors and Assigns. Subject to any limitations stated in this Agreement on transfer of Grantor's interest, this Agreement shall be

                          ASSIGNMENT OF DEPOSIT ACCOUNT
                                  (Continued)                             Page 3

================================================================================

     binding upon and inure to the benefit of the parties,  their successors and assigns.  If ownership of the  Collateral  becomes vested in a person other than Grantor,  Lender,  without notice to Grantor,  may deal with Grantor's successors with reference to this Agreement and the  Indebtedness by way of forbearance or extension  without releasing Grantor from the obligations of this Agreement or liability under the Indebtedness.

     Survival  of   Representations   and   Warranties.   All   representations,
     warranties,  and agreements made by Grantor in this Agreement shall survive the  execution  and  delivery of this  Agreement,  shall be  continuing  in nature,  and shall  remain  in full  force and  effect  until  such time as
     Grantor's Indebtedness shall be paid in full.

     Time is of the Essence.  Time is of the essence in the  performance of this
     Agreement.

DEFINITIONS.  The following capitalized words and terms shall have the following meanings  when  used  in  this  Agreement.  Unless  specifically  stated  to the contrary, all references to dollar amounts shall mean amounts in lawful money of the United States of America. Words and terms used in the singular shall include the  plural,  and the plural  shall  include  the  singular,  as the context may require.  Words and terms not otherwise defined in this Agreement shall have the meanings attributed to such terms in the Uniform Commercial Code:

     Account.  The word "Account"  means the deposit  accounts  described in the
     "Collateral Description" section.

     Agreement.  The word "Agreement"  means this Assignment of Deposit Account, as this  Assignment of Deposit Account may be amended or modified from time to  time,  together  with  all  exhibits  and  schedules  attached  to this
     Assignment of Deposit Account from time to time.

     Borrower. The word "Borrower" means AMERICAN CONSUMERS,  INC. DBA SHOP RITE and includes all  co-signers  and co-makers  signing the Note and all their successors and assigns.

     Collateral.  The word "Collateral"  means all of Grantor's right, title and interest  in and to all  the  Collateral  as  described  in the  Collateral
     Description section of this Agreement.

     Default.  The word "Default"  means the Default set forth in this Agreement in the section titled "Default".

     Event of Default.  The words  "Event of Default"  mean any of the events of default  set  forth  in  this  Agreement  in the  default  section  of this
     Agreement.

     Grantor. The word "Grantor" means AMERICAN CONSUMERS, INC. DBA SHOP RITE.

     Guarantor.   The  word  "Guarantor"   means  any  guarantor,   surety,   or
     accommodation party of any or all of the Indebtedness.

     Guaranty.  The word "Guaranty" means the guaranty from Guarantor to Lender, including without limitation a guaranty of all or part of the Note.

     Indebtedness.  The word "Indebtedness" means the indebtedness  evidenced by the  Note or  Related  Documents,  including  all  principal  and  interest together  with all other  indebtedness  and costs  and  expenses  for which
     Grantor is  responsible  under this  Agreement  or under any of the Related
     Documents.  Specifically,  without  limitation,  Indebtedness  includes all amounts  that  may be  indirectly  secured  by the  Cross-Collateralization provision of this Agreement.

     Lender.  The word "Lender"  means GATEWAY BANK & TRUST,  its successors and assigns.

     Note. The word "Note" means the Note executed by AMERICAN  CONSUMERS,  INC.
     DBA SHOP RITE in the principal  amount of  $56,000.00  dated July 25, 2008,
     together  with  all  renewals  of,   extensions   of,   modifications   of,
     refinancings  of,  consolidations  of,  and  substitutions  for the note or credit agreement.

     Property.  The word  "Property"  means all of  Grantor's  right,  title and interest  in  and to all  the  Property  as  described  in the  "Collateral
     Description" section of this Agreement.

     Related Documents. The words "Related Documents" mean all promissory notes, credit agreements, loan agreements,  environmental agreements,  guaranties, security agreements,  mortgages, deeds of trust, security deeds, collateral mortgages, and all other instruments, agreements and documents, whether now or hereafter existing, executed in connection with the Indebtedness.

GRANTOR HAS READ AND UNDERSTOOD ALL THE PROVISIONS OF THIS ASSIGNMENT OF DEPOSIT
ACCOUNT  AND  AGREES  TO  ITS  TERMS.  THIS  AGREEMENT  IS DATED  JULY 25,2008.

THIS AGREEMENT IS GIVEN UNDER SEAL AND IT IS INTENDED THAT THIS AGREEMENT IS AND
SHALL CONSTITUTE AND HAVE THE EFFECT OF A SEALED INSTRUMENT ACCORDING TO LAW.

GRANTOR:

AMERICAN CONSUMERS, INC. DBA SHOP RITE

By: /s/ Michael A. Richardson             (Seal)  By: /s/ Paul R. Cook                        (Seal)
    --------------------------------------            ----------------------------------------
    MICHAEL A. RICHARDSON, President of               PAUL R. COOK, Chief Financial Officer of
    AMERICAN CONSUMERS, INC. DBA SHOP RITE            AMERICAN CONSUMERS, INC. DBA
                                                      SHOP RITE